UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

Bill.com Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39149	83-2661725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100 San Jose, California 95002
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 621-7700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BILL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Results of Operations and Financial Condition.

On September 1, 2021, Bill.com Holdings, Inc. (the “Company”) completed its previously announced acquisition of Invoice2go, Inc., a Delaware corporation (“Invoice2go”), pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 16, 2021.

Pursuant to the terms of the Merger Agreement, Invoice2go became a wholly owned subsidiary of the Company. At the closing, all outstanding shares of Invoice2go capital stock and options to purchase Invoice2go capital stock were cancelled in exchange for approximately $625 million, with approximately 25% payable in cash, subject to customary purchase price adjustments, and the remainder issuable in shares of the Company’s common stock (“Shares”), options to acquire Shares and restricted stock units covering Shares (the “Share Consideration”). Fortis Advisors LLC is acting as the stockholders’ agent.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, which will be filed as an exhibit to the earlier to be filed of (i) the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2021 and (ii) the Resale Registration Statement on Form S-3 covering the resale of the Share Consideration.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under Item 2.01 relating to the Share Consideration is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated September 1, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL.COM HOLDINGS, INC.

Date: September 1, 2021	By:	/s/ John Rettig
John Rettig
Chief Financial Officer and Executive Vice President, Finance and Operations